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                                                                   EXHIBIT 10(e)

                           SCIENTIFIC-ATLANTA, INC.
                    ANNUAL INCENTIVE PLAN FOR KEY EMPLOYEES
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                          As amended August 23, 1993


1.   PURPOSE

     The purpose of this Plan is to improve the return to the Company's stockholders by incenting key employees of the Company to superior performance, and by attracting and retaining in the employ of the Company, people of outstanding experience and ability. Quantitative and qualitative objectives, i.e. standards of performance, are set at such a level as to require the key employees to excel in attaining them. To these ends, the Plan provides a means of rewarding those who contribute through their individual performance to the objectives of the Company.

2.   DEFINITIONS

     Unless the context otherwise requires, the words which follow shall have the following meaning:

     (a)  "Plan" - This Annual Incentive Plan for Key Employees.

     (b) "Business Unit" - An organizational unit, i.e., business division or group.

     (c)  "Board" - The Board of Directors of the Company.

     (d)  "Company" - Scientific-Atlanta, Inc.

     (e) "Committee" - The Human Resources and Compensation Committee of the Board of Directors which has the exclusive authority to interpret and make awards under the Plan.

     (f)  "Plan Year" - a fiscal year of the Company.

     (g) "Incentive Compensation Fund" - The total amount accrued during the Plan Year from which bonuses may be awarded to Participants.

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     (h)  "Participant" - A person selected in accordance with paragraph 4 of the Plan to receive a cash bonus in accordance with this Plan.

     (i) "Target" - Goal in meeting 100% of quantitative and qualitative objectives.

3.   ADMINISTRATION AND INTERPRETATION OF THE PLAN

     The Committee shall have the power to, (i) approve eligible Participants,
(ii) approve payments under the Plan, (iii) establish the amount of the Incentive Compensation Fund, (iv) interpret the Plan, (v) adopt, amend and rescind rules and regulations relating to the Plan, and (vi) make all other determinations and take all other actions necessary or desirable for the Plan's administration.

     The decision of the Committee on any question concerning the interpretation and administration of the Plan shall be final and conclusive. The Committee's determinations may differ in the Committee's sole discretion between different Participants, irrespective of whether they are similarly situated. Subject to paragraph 8 hereof, nothing in the Plan shall give any employee, his legal representative or assigns, any right to a bonus or otherwise to participate in the Plan or share in the Incentive Compensation Fund except as the Committee may determine after the conclusion of a Plan Year.

4.   ELIGIBLE PARTICIPANTS

     Participants will be those persons who are designated by the chief executive officer of the Company as being in a position to have a significant impact directly or indirectly on profits and Company performance and are approved by the Committee to receive a cash bonus under the Plan; provided,
                                                                  --------
however, that if a Change in Control (as defined in paragraph 8) occurs prior to
-------
the time Participants are determined for the Plan Year in which the Change in Control occurs, all persons who were Participants in the prior Plan Year and who are active employees of the Company as of the date of the Change in Control shall be Participants for such Plan Year.

     Except as the Committee may otherwise determine, Participants for any Plan Year must serve as a key employee of the Company and except as the Committee may otherwise determine or as provided in Section 8, Participants for any Plan



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Year must be active employees of the Company when the Committee meets and approves cash bonuses after the end of the Plan Year.

     The Committee may decide to award a pro-rated bonus to a Participant who is newly hired or transferred from one organization within the Company to another during a Plan Year, based on each organization's results. Pro-rated bonuses may also be awarded to persons who retire under a retirement plan of the Company during a Plan Year and to the estates of persons who die during a Plan Year.

5.   INCENTIVE COMPENSATION FUND ACCRUAL

     An amount representing the Incentive Compensation Fund will be accrued by the Company during each Plan Year on the basis of the Company's periodic forecasts of pre-tax earnings and earnings per share and related forecasts of amounts that will therefore become payable to Participants in this Plan.

6.   DETERMINATION OF INCENTIVE COMPENSATION AWARDS.

     Company, Group and Division results and assessments of individual accomplishment of qualitative objectives are the bases on which awards will be made to Participants. Quantitative and qualitative objectives will have weightings of 60% and 40%, respectively, for corporate staff participants and 75% and 25%, respectively, for group and division participants in setting "target" awards. The quantitative objectives approved by the Committee will be used in determining the proportion of the award which is to be governed by Company, Group, or Division performance and the qualitative objectives will be used in determining the proportion to be governed by individual performance. Company, Group, Division and individual performance objectives shall be established as early in the Plan Year as practical.

     The following procedure will be used in making sound and fair appraisals of individual performance:

     A. At the beginning of the Plan Year, each person eligible to be a Participant and his superior will mutually establish individual performance objectives. These objectives should be specific and committed to writing. Copies of agreed to objectives for all Participants should be forwarded to the office of the chief executive officer.


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     B.  If during the year objectives are modified, deleted or added, an amended list of objectives should be prepared, agreed and forwarded to the office of the chief executive officer.

     C. At the end of the Plan Year, eligible Participants and their superiors will be asked to assess the degree to which the stated performance objectives were achieved. These assessments will be combined with Company, Group and Division performance and translated into bonus awards to be recommended by the chief executive officer and approved by the Committee. The Committee reserves the authority to exercise its judgement and approve justifiable exceptions to award levels determined solely by strict application of weightings and calculations under Plan provisions.

     Subject to paragraph 8 hereof, in no event shall the sum of bonuses awarded to all Participants exceed the amount accrued during the Plan Year in the Incentive Compensation Fund plus such additional amount, if any, as the Committee may approve to cover the qualitative portion of awards.

7.   PAYMENT OF INCENTIVE COMPENSATION AWARDS

     Except as provided in paragraph 8, bonuses awarded under this Plan will be fully paid in cash within 90 days after the end of the Plan Year, or deferred in whole or in part based on a written request for deferral submitted by the Participant and approved by the Company in accordance with procedures established by the Company.

     Any amounts paid as incentive compensation under this Plan shall be considered as compensation to the Participant for the purpose of Company's Retirement Plan and disability and life insurance programs unless and to the extent that such compensation is expressly excluded by the provisions of the Retirement Plan or the instruments establishing such programs, but such amounts shall not be considered as compensation for purposes of any other incentive plan or other benefits unless the written instrument establishing such other plan or benefits expressly includes compensation paid under this Plan.


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8.      CHANGE IN CONTROL OF THE COMPANY

        (a) Contrary Provisions. Notwithstanding anything contained in the Plan
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            to the contrary, the provisions of this Paragraph 8 shall govern and supersede any inconsistent terms or provisions of the Plan.

        (b) Change in Control. For purposes of the Plan, Change in Control shall
            -----------------
            mean any of the following events:

            (1) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided, however, that for purposes of this Section 8(b)(1),
                 --------  -------
                 the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

            (2) The individuals who are members of the Incumbent Board (as defined below), cease for any reason to constitute at least two-thirds of the Board. The "Incumbent Board" shall include the individuals who as of August 23, 1993 are members of the Board and any individual becoming a director subsequent to August 23, 1993 whose election, or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; provided, however, that any individual who is not a
                        --------  -------
                 member of the Incumbent Board at the time he or she becomes a member of the Board shall become a member of the Incumbent Board upon the completion of two full years as a member of the Board; provided, further, however, that notwithstanding the
                        --------  -------  -------
                 foregoing, no individual shall be considered a member of the Incumbent Board if such individual initially assumed office (i) as a result of either an actual or threatened

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     "election contest" (within the meaning of Rule 14a-11 promulgated under the
1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") or (ii) with the approval of the other Board members, but by reason of any agreement intended to avoid or settle a Proxy Contest; or

(3) Approval by stockholders of the Company of (i) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly immediately following such merger or consolidation, more than eighty percent (80%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger or consolidation or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because twenty percent (20%) or more of the then outstanding Voting Securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

Moreover, notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided, that if a
                                                           --------
Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the

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     Company, and after such share acquisition by the Company, the Subject
     Person becomes the Beneficial Owner of any additional Voting Securities which increases the Percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     Notwithstanding anything contained in this Plan to the contrary, if a Participant's employment is terminated prior to a Change in Control and the Participant reasonably demonstrates that such termination (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control who effectuates a Change in Control or (ii) otherwise occurred in connection with or in anticipation of a Change in Control which actually occurs, then for all purposes of this Plan, the date of a Change in Control in respect of such Participant shall mean the date immediately prior to the date of termination of such Participant's employment.

(c)  Payment Upon a Change in Control. Upon a Change in Control, the bonus for a
     --------------------------------
     Plan Year ending prior to the date of the Change in Control for which payment has not previously been made shall be unconditionally payable in cash to each Participant.

     If a Change in Control occurs with approval of the Board granted prior to any such Change in Control, cash bonuses for the Plan Year during which the Change in Control occurs shall be unconditionally payable to each Participant, such bonuses to be the "target" percentage of each Participant's base salary or such higher percentage as may be approved by the Committee.

     If a Change in Control occurs without approval of the Board granted prior to any such Change in Control, cash bonuses for the Plan Year during which the Change in Control occurs shall be unconditionally payable to each Participant, such bonuses to be two (2) times the "target" percentage of each Participant's base salary; provided, however, that in any case, if a
                                     --------  -------
     Change in Control occurs before "target" percentages shall have been established for a Plan Year, the "target" percentages for such Plan Year shall be no less favorable to the Participants than the "target" percentages for the prior Plan Year.

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     Unless the Committee directs an earlier payment, bonuses payable in accordance with this paragraph 8(c) shall be paid in cash on or before the earlier of the date which is five (5) days following the date of the Change in Control or the date determined in accordance with Paragraph 7 above.

(d)  Continuation of the Plan.  For a period of two (2) Plan Years following the
     ------------------------
     Plan Year in which a Change of Control occurs, the Plan shall not be terminated or amended in any way (including, but not limited to, restricting or limiting the right to participate in the Plan of any person who is a Participant on the day prior to the date of the Change of Control), nor shall the manner in which the Plan is administered be changed in a way that adversely affects the level of participation or reward opportunities of any participant; provided, however, that the Plan shall be
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     amended as necessary to make appropriate adjustments for (i) any negative effect that the costs and expenses incurred by the Company and its Subsidiaries in connection with the Change in Control may have on the benefits payable under the Plan and (ii) any changes to the Company and/or its Subsidiaries (including, but not limited to, changes in corporate structure or capitalization, acquisitions or dispositions and increased interest expense as a result of the incurrence or assumption by the Company of acquisition indebtedness) following the Change in Control so as to preserve the reward opportunities and performance targets for comparable performance under the Plan as in effect on the date immediately prior to the Change in Control.

(e)  Amendment or Termination.
     ------------------------

     (i)   This paragraph 8 shall not be amended or terminated at any time.

     (ii) Any amendment or termination of the Plan prior to a Change in Control which (1) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (2) otherwise arose in connection with or in anticipation of a Change in Control, shall be null and void and shall have no effect whatsoever.

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        (f)  Trust Arrangement. All benefits under the Plan shall be paid by the
             -----------------
             Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company;
             provided, however, nothing herein shall prevent or prohibit the
             --------  -------
             Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

9.      NON-ASSIGNABILITY

        No bonus awarded under this Plan nor any right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void and shall not be recognized or given effect by the Company.

10.     NO RIGHT TO EMPLOYMENT

        Nothing in the Plan or in any notice of award pursuant to the Plan shall confer upon any person the right to continue in the employment of the Company nor affect the Company's right to terminate the employment of any person.

11.     ANNUAL REVIEW OF PLAN

        Each year the Committee will review and approve or modify the criteria and "target" and maximum award percentages. Each Participant will be furnished with a copy of the foregoing provisions of the Plan.

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